BLACKROCK SERIES FUND, INC.
BlackRock Fundamental Growth Portfolio

Supplement dated March 16, 2007 to the
Prospectus dated May 1, 2006

The discussion of the BlackRock Fundamental Growth
Portfolio's (the "Portfolio") other investment strategies in the section entitled
"Details about the Portfolio - How the Portfolio Invests" on p. 9 of the Portfolio's Prospectus is amended to delete the following sentence:

The Portfolio may also invest up to 10% of its total assets in the securities of foreign companies.

This sentence is replaced with the following sentence:

The Portfolio may also invest up to 20%
of its total assets in the securities of foreign companies.

In addition, the following sentence is deleted:

The Portfolio may use derivatives to hedge its investment portfolio against market and currency risks.

This sentence is replaced with the following sentence:

The Portfolio may use derivatives to hedge its investment portfolio against market and currency risks and to seek to enhance returns.






Code #SER-FG-PR0-0307SUP